® Creating Differentiation Through Innovation Sigma-Aldrich Corporation Q4 2009 Earnings Review & 2010 Outlook Exhibit 99.2

®
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this release are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 4 – Uncertainty in Income Taxes – to the Consolidated Financial Statements in the
Company’s Form 10-Q report for the quarter ended September 30, 2009, (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of sales initiatives in our Research and SAFC businesses, (14)  other changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 13-Contingent Liabilities and Commitments-in the Company’s
Form 10-Q report for the quarter ended September 30, 2009.  A further discussion of risk factors can be found in Item 1A of the
Company’s Form 10-K report for the year ended December 31, 2008. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur in 2010 to applicable rates of exchange and thus will be unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2010.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also reports both GAAP and adjusted sales and income (including EPS) comparisons to reflect what it believes are ongoing and/or comparable operating results excluding currency impacts. Management excludes this item in judging its historical performance and in assessing its expected future performance.  Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Management believes this non-GAAP information is useful to investors as well. Reconciliations of GAAP to non-GAAP information are included in the Company’s
February 10, 2009 earnings release posted on its website, www.sigma-aldrich.com

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sigma-aldrich.com
SIGMA-ALDRICH

®
Fourth Quarter 2009 Financial Results
Diluted EPS
Net Income
Sales
$573
$  93
$0.75
Q4 2009
(in millions, except EPS)
12%
10%
10%
As Reported
Free Cash Flow
$122 54%
6%
18%
19%
Excluding
Currency Impact
54%
YEAR-OVER-YEAR
Q4 performance reflects improved sales growth for research and
SAFC businesses and record quarterly EPS for 2009

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sigma-aldrich.com

SIGMA-ALDRICH

®
Full Year 2009 Financial Results
Free Cash Flow
2009 Performance drives EPS to new record
Diluted EPS
Net Income
Sales
$2,148
$   347
$  2.80
Full Year 2009
(in millions, except EPS)
2%
6%
As Reported
$   396 26%
2%
16%
21%
Excluding
Currency Impact
26%
YEAR-OVER-YEAR
2%

®
2009 Sales Growth
(Adjusted for Currency)
Demand for research products continued to show growth.
SAFC sales show progressive quarterly increases
Total
Company
SAFC
Research
RESEARCH
72%
28%
SAFC
Sales Mix (YTD)
Q4 2009/Q4 2008
3.1%
11.9%
5.6%
1.7%
0.6%
2.1%
Full Year 2009/ Full
Year 2008

®
Margin Analysis
Q4 2009 pre-tax margins improved despite currency
headwinds and restructuring charges
PERCENTAGE OF SALES
21.8%
(3.2%)
2.9%
0.7%
1.1%
0.1%
21.9%
S,G&A Expenses
R & D Expense
Supply Chain Initiatives
Price/Volume/Mix
YTD
22.2%
(2.4%)
1.2%
1.3%
-
22.8%
2008: Pre-tax Profit Margin
Impact of Currency
Q4
Interest Expense
0.3% 0.2%
0.7%
2009: Pre-tax Profit Margin
Restructuring Costs
(1.8%)
(0.4%)

®
Free Cash Flow
(in millions)
Net Cash from Operations
Less Capital Expenditures
Changes in Performance Working Capital*
*Accounts Receivable + Inventory – Accounts Payable
2009
$ 347
92
57
20
516
(120)
$ 396
Net Income
Free Cash Flow
Other
Depreciation & Amortization
2008
$ 342
99
(54)
17
404
(90)
$ 314
YEAR ENDED DECEMBER 31
2009 free cash flow sets new annual record

8 ® 2010 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Mid single digits $3.00 to $3.15 >$350M

®
Fourth Quarter – Key Business
Highlights
•
Strong growth Research Biotech sales
driven by innovative new antibody
products, novel transgenic animals,
regenerative medicine,epigenetic
products and knock-out rats.
•
Knock-out rats recognized as a Top 5
Innovation in 2009 by The Scientist
Magazine
•
Increased e-commerce sales to 45% of
worldwide research-based sales from
42% in 2008.
•
Continued growth in CAPLA countries,
with a contribution of 21% of total sales.
•
SAFC booked orders for future delivery
remain strong
•
Achieved another $4 million in supply
chain process improvement benefits.

9% CAGR

11% CAGR

11% CAGR

sigma-aldrich.com
SIGMA-ALDRICH

®
0.58
0.52
0.46
0.42
0.38
0
0.1
0.2
0.3
0.4
0.5
0.6
2005 2006 2007 2008 2009
Profitable Growth
•
Demonstrated historical
performance
•
Robust business model–
even in a downturn
Continued a 35 year track record
DILUTED EARNINGS PER SHARE ($)
2.80
2.65
2.34
2.05
1.88
0.5
1.5
2.5
3.5
2005 2006 2007 2008 2009
ANNUAL DIVIDEND PER SHARE ($)
2,148
2,201
2,039
1,798
1,667
0
500
1,000
1,500
2,000
2,500
2005 2006 2007 2008 2009
REPORTED SALES $ IN MILLIONS

10% CAGR

11% CAGR

sigma-aldrich.com

SIGMA-ALDRICH

®
OPERATING CASH FLOW ($M)
516
404
417
330
281
0
100
200
300
400
500
600
2005 2006 2007 2008 2009
CAPITAL EXPENDITURES ($M)
120
90
78
75
92
0
50
100
150
2005 2006 2007 2008 2009
Strong Cash Flow
Able to fund short and long term growth

®
2009 – Key Business Highlights
Large
Product Offering
Products – 170,000
(# of products)
Pharmaceutical, Diagnostics, Biotechnology Companies
Chemical & Allied Industrial Companies
Customers – 92,000 accounts
Universities, Government, Not-for-Profit Organizations
Hospitals & Commercial Laboratories
35%
27%
7%
31%
40,000
Chemicals
Equipment items
130,000
(48,000
manufactured)
Broad
Customer Base
•
Increased product offering
by 31%
•
Increased customer
accounts by 5%
•
Added initiatives to
accelerate growth in
analytical, biological and
chemistry sectors.
Strategically positioned for sustainable growth

®
What differentiates Sigma-Aldrich?
•
Diverse Manufacturing Capabilities
• Complex Biologics
• Small Molecules
Bench to Bulk
•
Full line capability from nanogram
to kilogram quantities
Information
•
Product Sources
•
Regulatory
•
Application
•
Storage
•
Safety
Chemistry
Biology
Analytical
•Broad
range of scientific expertise
Unrivalled Scientific Knowledge

14 ® 2010 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Mid single digits $3.00 to $3.15 >$350M

SIGMA-ALDRICH

SAGE LABS
Sigma Advanced Genetic Engineering

sigma-aldrich.com
SIGMA-ALDRICH

15 ® QUESTIONS? Sigma-Aldrich Corporation Q4 2009 Earnings Review